UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 14, 2004


                                  XTRANA, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-17714                    58-1729436
(State or other jurisdiction       (Commission                (IRS Employer
        of incorporation)          File Number)             Identification No.)


                      P.O. BOX 668, SEDALIA, COLORADO 80135
               (Address of principal executive offices) (Zip Code)


                                 (303) 466-4424
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange ct (17 CFR 240.14d-2(B))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     AGREEMENT AND PLAN OF MERGER AND SECURED LOAN

         On December 14, 2004, Xtrana, Inc. a Delaware corporation ("Xtrana"), AIC Merger Corporation, a California corporation and a wholly-owned subsidiary of Xtrana ("Xtrana Sub"), and Alpha Innotech Corporation, a California corporation ("Alpha Innotech") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Xtrana Sub will be merged with and into Alpha Innotech (the "Merger"), with Alpha Innotech continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Xtrana.

         Pursuant to the Merger Agreement, at the effective time of the Merger, each share of Alpha Innotech common stock will be converted into approximately
0.1136072 shares of Xtrana common stock and each share of Alpha Innotech Series A Preferred Stock and Series A-1 Preferred Stock will be converted into approximately 0.2868318 shares of Xtrana common stock, in each case as such ratios may be adjusted as provided in the Merger Agreement. These exchange ratios take into account a contemplated 1-for-10 reverse stock split of Xtrana's common stock to be effected prior to the Merger, and the Merger Agreement provides that in no event shall the number of shares of Xtrana common stock issued to the Alpha Innotech shareholders exceed 83% of the outstanding shares of Xtrana common stock immediately following the closing of the Merger. All options to purchase shares of common stock of Alpha Innotech and warrants to purchase shares of common stock or preferred stock of Alpha Innotech outstanding at the effective time of the Merger will be assumed or replaced by options, or warrants to purchase Xtrana common stock, with proportional adjustment to the number of underlying shares and exercise price of each option and warrant based upon the relevant exchange ratios identified above.

         The Merger Agreement has been approved by the Board of Directors of both Xtrana and Alpha Innotech. The closing of the transactions contemplated by the Merger Agreement is subject to the approval of the stockholders of both Xtrana and Alpha Innotech, issuance of a permit by the California Department of Corporations qualifying the issuance of the Xtrana securities following a "fairness hearing", any required regulatory approvals and third party consents, and other customary closing conditions. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

         Pursuant to the terms of the Merger Agreement, Xtrana further agreed to make a loan to Alpha Innotech in the amount of $500,000. The funding of the loan was subject to fulfillment of certain conditions specified in the Merger Agreement. These conditions have been satisfied and Xtrana advanced the $500,000 to Alpha Innotech on December 16, 2004 pursuant to the terms of a Secured Promissory Note dated December 16, 2004 and executed by Alpha Innotech in favor of Xtrana (the "Note"). The obligations under the Note are secured by a second priority lien and security interest in substantially all assets of Alpha Innotech. The Note bears interest at the rate of 6% per annum, is subordinated to Alpha Innotech's senior lender and will become due and payable if the Merger Agreement is terminated for any reason six months after the date of such termination.


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


         There are no material relationships between Xtrana and Alpha Innotech, other than in respect of the Merger Agreement and the Note. Xtrana Sub is a wholly-owned subsidiary of Xtrana, formed solely for the purpose of effecting the Merger.

         In connection with the Merger, Xtrana will file a proxy statement for a special meeting of stockholders with the Securities and Exchange Commission. Investors and security holders are advised to read the proxy statement when it becomes available because it will contain important information about the proposed Merger. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Xtrana with the Securities and Exchange Commission at the Securities and Exchange Commission's web site at http://www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by Xtrana with the Securities and Exchange Commission may also be obtained from Xtrana by directing a request to Xtrana, Inc., P.O. Box 668, Sedalia, Colorado 80135, tel: (303) 466-4424.

         In addition to Xtrana, Xtrana's directors and officers may be deemed to be participants in the solicitation from Xtrana stockholders of proxies in favor of approval of the Merger Agreement. Such participants may have interests in the Merger, including as a result of holding shares of Xtrana common stock or derivative securities, such as stock options, the value of which is related to the price of Xtrana common stock. Information regarding the participants and their interests will be contained in the proxy statement to be filed by Xtrana with the SEC in connection with the special meeting of stockholders.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

         Pursuant to the Merger Agreement, Xtrana agreed to issues shares of its common stock in exchange for all the issued and outstanding shares of Alpha Innotech common stock and preferred stock at the effective time of the Merger. The shares issued to the Alpha Innotech shareholders will represent 83% of the outstanding shares of Xtrana immediately following the closing of the Merger. Xtrana also agreed to assume or issue replacement options and warrants to purchase Xtrana common stock in exchange for the Alpha Innotech options and warrants outstanding at the effective time of the Merger. All such options and warrants will be subject to their existing terms, except that they will be exercisable for Xtrana common stock and proportional adjustment will be made to the number of underlying shares and exercise price of each option and warrant based upon the relevant exchange ratios identified above.

         The Xtrana securities to be issued in the Merger are expected to be issued in reliance on an exemption from registration under Section 3(a)(10) of the Securities Act of 1933. The availability of the Section 3(a)(10) exemption is contingent upon the determination by an appropriate governmental authority, after a public hearing at which all interested parties are invited to attend, that the terms and conditions of the issuance of the Xtrana securities in the transaction are fair. Xtrana intends to apply for a "fairness hearing" to be conducted by the California Commissioner of Corporations and issuance of a permit qualifying the issuance of the Xtrana common stock and


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


options and warrants to purchase Xtrana common stock to be issued in the Merger pursuant to Section 25121 of the California Corporate Securities Law of 1968, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  2.1 Agreement and Plan of Merger dated as of December 14, 2004, by and among Xtrana, Inc., AIC Merger Corp. and Alpha Innotech Corporation.

                  99.1 Press Release, dated December 14, 2004, announcing the Agreement and Plan of Merger.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       XTRANA, INC.



Date:    December 17, 2004             By:  /s/ James Chamberlain
                                          --------------------------------------
                                                James Chamberlain
                                                Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

2.1 Agreement and Plan of Merger dated as of December 14, 2004, by and among Xtrana, Inc., AIC Merger Corp. and Alpha Innotech Corporation.

99.1 Press Release dated December 14, 2004, announcing the Agreement and Plan of Merger.


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